EXHIBIT 10g

                              FIRST AMENDMENT

                  FIRST AMENDMENT (this "Amendment"), dated as of June 8, 1998, among ACG HOLDINGS, INC., a Delaware corporation ("Holdings"), AMERICAN COLOR GRAPHICS, INC., a New York corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (in such capacity, the "Documentation Agent"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"), and each of the lenders listed on Schedule A hereto (each, a "New Lender" and, collectively, the "New Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                           W I T N E S S E T H :

                   WHEREAS, Holdings, the Borrower, the Existing Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of August 15, 1995 and amended and restated as of May 8, 1998 (the "Credit Agreement"); and

                   WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                   NOW, THEREFORE, it is agreed:

                  1. Each Existing Lender hereby sells and assigns to each New Lender without recourse and without representation or warranty (other than as expressly provided herein), and each New Lender hereby purchases and assumes from each Existing Lender, that interest in and to each Existing Lender's rights and obligations in respect of those Tranches set forth on Schedule B hereto under the Credit Agreement as of the date hereof which in the aggregate for each such New Lender represents such New Lender's pro rata share (for each such New Lender, its "Pro Rata Share") in such Tranches as set forth on such Schedule B (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement in respect of the Tranches that are being sold and assigned to each such New Lender pursuant to this Amendment, including, without limitation, (i) in the case of any assignment of the outstanding A Term Loans, all rights and obligations with respect to such New Lender's Pro Rata Share of such outstanding A Term Loans, (ii) in the case of any assignment of the outstanding B Term Loans, all rights and obligations with respect to such New Lender's Pro Rata Share of such outstanding B Term Loans and (iii) in the case of any assignment of any portion of the Total Revolving Loan Commitments, all rights and obligations with respect to such New Lender's Pro Rata Share of the Total Revolving Loan Commitments and of any outstanding Revolving Loans and Letters of Credit. After giving effect to this Amendment, each Lender's outstanding A Term Loans, B Term Loans and Revolving Loan Commitment will be as set forth on Schedule C hereto.

                  2. In accordance with the requirements of Section 11.6(b) of the Credit Agreement, on the First Amendment Effective Date (as defined below),
(i) the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule C hereto and (ii) the Borrower agrees that it will issue an appropriate A Term Note, B Term Note and/or Revolving Note to each Lender in conformity with the requirements of Sections 2.1(a), 2.1(b) and 2.2, respectively, of the Credit Agreement.

                  3. Each Existing Lender (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Holdings or any of its Subsidiaries or the performance or observance by Holdings or any of its Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

                  4. Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Documentation Agent, the Syndication Agent, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) confirms that it is a parent company or an affiliate of an Existing Lender which is at least 50% owned by such Existing Lender or its parent company or an Eligible Transferee under Section 11.6 of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent, the Syndication Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, the Syndication Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) in the event such New Lender is not a commercial bank, represents that either (I) no part of its acquisition of its Loans or Commitments is made out of assets of any employee benefit plan, or (II) after consultation, in good faith, with the Borrower and provision by the Borrower of such information as may be reasonably requested by such New Lender, the acquisition and holding of such Commitments and Loans does not constitute a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code or (III) such assignment is an "insurance company general account," as such term is defined in the Department of Labor Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) ("PTCE 95-60"), and, as of the date of the transfer, there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such "employee benefit plan" and all other "employee benefit plans" maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTCE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTCE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of such New Lender.

                  5. Each of the Existing Lenders, the New Lenders and the Administrative Agent hereby agree that (x) all interest on any New Lender's Pro Rata Share of the Loans, all Commitment Fees (if any) on such New Lender's Pro Rata Share of the Total Revolving Loan Commitments, and all Letter of Credit Fees (if applicable) on such New Lender's participation in all Letters of Credit, in each case accrued prior to the delivery by such New Lender of the amount referred to in clause (ii) of Section 13 of this Amendment, shall be for the account of the respective Existing Lenders and (y) all such interest, Commitment Fees and Letter of Credit Fees accrued on and after the delivery of the amount referred to in clause (ii) of such Section 13 shall be for the account of such New Lender.

                  6. In accordance with Section 11.6(b) of the Credit Agreement, on and as of the date upon which each New Lender delivers the amount referred to in clause (ii) of Section 13 of this Amendment, such New Lender shall become a "Lender" under, and for all purposes of, the Credit Agreement and the other Credit Documents and, notwithstanding anything to the contrary in Section 11.12 of the Credit Agreement, the Administrative Agent shall record the transfers contemplated hereby in the Register. The Administrative Agent hereby waives the assignment fee referred to in Section 11.6(b) of the Credit Agreement in connection with the assignments effected hereby.

                  7. The definition of "Unrestricted Subsidiary" appearing in
Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing after the text "(excluding other Unrestricted Subsidiaries)" in said definition and inserting a comma in lieu thereof and (ii) inserting the following new clause (d) at the end of the second sentence of said definition:

                      "and (d) on the date of such designation, such Subsidiary (except to the extent same is a Subsidiary of an Unrestricted Subsidiary on such date of designation) does not own or hold assets with an aggregate value in excess of $10,000."

                   8. Section 10 of the Credit Agreement is hereby amended by inserting the following new Section 10.13 at the end of said Section:

                      "10.13 Special Provisions Relating to the Responsibilities of the Collateral Agent. Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, the Administrative Agent agrees to perform all of the duties delegated to, and to assume all of the responsibilities of, the Collateral Agent hereunder and under the other Credit Documents other than the performance of such ministerial duties relating to the execution of documents and instruments as may be required by the Collateral Agent from time to time hereunder and thereunder (it being understood and agreed that BTCC's continuing obligation to perform such ministerial duties as Collateral Agent will be subject to its receipt of a direction from the Administrative Agent to perform such duties). The Lenders hereby irrevocably authorize Bankers Trust Company to act as Collateral Agent for all purposes of this Agreement and the other Credit Documents and to take such actions on such Lenders' behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. In consideration of the Administrative Agent's assumption of the duties and obligations of the Collateral Agent hereunder and under the other Credit Documents as specified above, the parties hereto agree that the Administrative Agent shall be entitled to the benefits of all of the rights of the Collateral Agent granted hereunder and under the other Credit Documents (including, without limitation, all indemnification rights of the Collateral Agent), it being understood and agreed that all such indemnification and other rights shall continue to apply to BTCC as Collateral Agent notwithstanding the transfer of responsibilities contemplated by this Section 10.13.

                  9. Section 11.7 of the Credit Agreement is hereby amended by inserting the text "its holding or parent company" immediately after the text "auditors or counsel," appearing in said Section.

                  10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  13. Subject to Section 14 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when
(i) Holdings, the Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent, each Existing Lender and each New Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and (ii) each New Lender shall have delivered to the Administrative Agent for the account of the relevant Existing Lender, an amount equal to such New Lender's relevant Pro Rata Share of the principal amount of the outstanding Loans being assigned to such New Lender.

                  14. Notwithstanding Section 13 of this Amendment, if for any reason any New Lender shall not have (i) signed a counterpart hereof and delivered the same to the Administrative Agent at its Notice Office and (ii) delivered to the Administrative Agent an amount equal to such New Lender's relevant Pro Rata Share of the principal amount of the outstanding Loans being assigned to such New Lender, in each case on or prior to June 9, 1998, then, if the respective Existing Lender agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedule C shall be modified to delete any such New Lender and such New Lender's relevant Pro Rata Share shall be reallocated to the respective Existing Lenders on a pro rata basis and (y) the signature pages of this Amendment shall be deemed revised to delete such New Lender's name therefrom.

                  15. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                  ACG HOLDINGS, INC.

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  AMERICAN COLOR GRAPHICS, INC.

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  BANKERS TRUST COMPANY,
                                  Individually and as Administrative Agent

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  GENERAL ELECTRIC CAPITAL CORPORATION,
                                  Individually and as Documentation Agent

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  MORGAN STANLEY SENIOR FUNDING, INC.,
                                   Individually and as Syndication Agent

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  CYPRESSTREE INVESTMENT MANAGEMENT
                                   COMPANY, INC., as Attorney-in-Fact
                                   and on behalf of
                                      First Allmerica Financial Life
                                      Insurance Company,
                                      as Portfolio Manager

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

                                  By: Cypresstree Investment Management
                                   Company, Inc., as Portfolio Manager

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  DEUTSCHE FINANCIAL SERVICES CORPORATION

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  FINOVA CAPITAL CORPORATION

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  FREMONT FINANCIAL CORPORATION

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  OAK HILL SECURITIES FUND, L.P.

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  PILGRIM AMERICA PRIME RATE TRUST
                                    By: Pilgrim America Investments, Inc.,
                                              as its Investment Manager

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.
                                    By: PPM America, Inc.

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P.
                                    By: PPM America, Inc.

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  SANWA BUSINESS CREDIT CORPORATION

                                  By:_____________________________________
                                  Name:
                                  Title:

                                  TRANSAMERICA BUSINESS CREDIT CORPORATION

                                  By:_____________________________________
                                  Name:
                                  Title:



                                                             Schedule A


                                   NEW LENDERS

First Allmerica Financial Life Insurance Company    125 High Street, 14th Floor
                                                    Boston, MA  02110
                                                    Attention: Larry Grantham
                                                    Tel:     617-946-0600
                                                    Fax:     617-946-5687

Cypresstree Investment Partners I, Ltd.             125 High Street, 14th Floor
                                                    Boston, MA  02110
                                                    Attention: Larry Grantham
                                                    Tel:     617-946-0600
                                                    Fax:     617-946-5687

Deutsche Financial Services Corporation             2859 Paces Ferry Road
                                                    Suite 1100
                                                    Atlanta, GA  30339-6207
                                                    Attention: Tina Lane
                                                    Tel:     770-435-6264
                                                    Fax:     770-434-4002

FINOVA Capital Corporation                          311 South Wacker Drive
                                                    Suite 4400
                                                    Chicago, IL  60606
                                                    Attention:  Brian Rujawitz
                                                    Tel:     312-322-7240
                                                    Fax:     312-322-7250

Fremont Financial Corporation                       2020 Santa Monica Boulevard
                                                    Suite 600
                                                    Santa Monica, CA  90404
                                                    Attention: Steve Bierman
                                                    Tel:     310-315-5538
                                                    Fax:     310-315-5559

Oak Hill Securities Fund, L.P.                      Park Avenue Tower
                                                    65 East 55th Street
                                                    New York, NY  10022
                                                    Attention:  Scott Krase
                                                    Tel:     212-326-1500
                                                    Fax:     212-593-3596

Pilgrim America Prime Rate Trust                    Two Renaissance Square
                                                    40 North Central Avenue
                                                    Suite 1200
                                                    Phoenix, AZ  85004-4424
                                                    Attention: Thomas Hunt
                                                    Tel:     602-417-8257
                                                    Fax:     602-417-8327

PPM America Special Investments Fund, L.P.          225 West Wacker Drive
                                                    Suite 1200
                                                    Chicago, IL  60606
                                                    Attention: Brian C. Baldwin
                                                    Tel:     312-634-2583
                                                    Fax:     312-634-0053

PPM America Special Investments CBO II, L.P.        225 West Wacker Drive
                                                    Suite 1200
                                                    Chicago, IL 60606
                                                    Attention: Brian C. Baldwin
                                                    Tel.: 312-634-2583
                                                    Fax: 312-634-0053

Sanwa Business Credit Corporation                   One South Wacker Drive
                                                    Chicago, IL  60606
                                                    Attention:  Chris Coloumb
                                                    Tel:     312-853-8677
                                                    Fax:     312-853-1438

Transamerica Business Credit Corporation            555 Theodore Fremd Avenue
                                                    Suite C-301
                                                    Rye, NY  10580
                                                    Attention:  Ron Walker
                                                    Tel:     914-925-7218
                                                    Fax:     914-921-0110



                                                             Schedule B

                              RELEVANT PERCENTAGES

                                          A Term Loan            B Term Loan              Revolving Loan
Lender                                    Commitment              Commitment                Commitment
------                                    ----------              ----------                ----------
Bankers Trust Company                       12.26%                                            12.26%
Morgan Stanley Senior Funding, Inc.         12.11%                                            12.11%
General Electric Capital Corporation        17.21%                  17.30%                    17.21%
First Allmerica Financial Life                                       6.00%
Insurance Company
Cypresstree Investment Partners I, Ltd.                             12.00%
Deutsche Financial Services
  Corporation                               10.00%                  10.70%                    10.00%
FINOVA Capital Corporation                  12.11%                                            12.11%
Fremont Financial Corporation               12.11%                                            12.11%
Oak Hill Securities Fund, L.P.                                      18.00%
Pilgrim America Prime Rate Trust                                    18.00%
PPM America Special Investments
  Fund, L.P.                                                        12.00%
PPM America Special Investments
 CBO II, L.P.                                                        6.00%
Sanwa Business Credit Corporation           12.11%                                            12.11%
TransAmerica Business Credit
  Corporation                               12.11%                                            12.11%




                                                                    Schedule C

                                   COMMITMENTS

                                                A Term Loan            B Term Loan          Revolving Loan
  Lender                                         Commitment            Commitment             Commitment
  ------                                         ----------            ----------             ----------

 Bankers Trust Company                         $3,065,789.47                                 $8,584,210.53
 Morgan Stanley Senior Funding, Inc.           $3,026,315.79                                 $8,473,684.21
 General Electric Capital Corporation          $4,302,631.58          $8,650,000.00         $12,047,368.42
 First Allmerica Financial Life                                       $3,000,000.00
 Insurance Company
 Cypresstree Investment Partners I, Ltd.                              $6,000,000.00
 Deutsche Financial Services Corporation       $2,500,000.00          $5,350,000.00          $7,000,000.00
 FINOVA Capital Corporation                    $3,026,315.79                                 $8,473,684.21
 Fremont Financial Corporation                 $3,026,315.79                                 $8,473,684.21
 Oak Hill Securities Fund, L.P.                                       $9,000,000.00
 Pilgrim America Prime Rate Trust                                     $9,000,000.00
 PPM America Special Investments Fund, L.P.                           $6,000,000.00
 PPM America Special Investments CBO II, L.P.                         $3,000,000.00
 Sanwa Business Credit Corporation             $3,026,315.79                                 $8,473,684.21
 TransAmerica Business Credit Corporation      $3,026,315.79                                 $8,473,684.21
                                               -------------         --------------         ---------------
 Total                                        $25,000,000.00         $50,000,000.00         $70,000.000.00